                                                                  Exhibit 99.3






                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.                ATTACHED         ATTACHED
--------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                  MOR - 1A                   x
--------------------------------------------------------------------------------------------------------------------------------
    Bank Reconciliations (or copies of Debtor's bank reconciliations)        MOR - 1B                   x
--------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                      MOR - 2
--------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                MOR - 3
--------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                 MOR - 4                    x
--------------------------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                        x
--------------------------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                               x
--------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                         MOR - 4                    x
--------------------------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable                                                                    x
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                    MOR - 5                    x
--------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                         MOR - 5                    x
--------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:
                                                        CEO of DVI, Inc. -
/s/ Mark E. Toney                                       Authorized Signatory
----------------------------------                  ----------------------------
Signature of Responsible Party                      Title

    Mark E. Toney                                       October 20, 2003
----------------------------------                  ----------------------------
Printed Name of Responsible Party                   Date

PREPARER:
/s/ John P. Boyle                                   Chief Accounting Officer
----------------------------------                  ----------------------------
Signature of Preparer                               Title
    John P. Boyle                                       October 20, 2003
----------------------------------                  ----------------------------
Printed Name of Preparer                            Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                                          CURRENT MONTH       CUMULATIVE FILING TO DATE
                                                          -------------       -------------------------
                                                             ACTUALS                  ACTUALS
                                                          -------------       -------------------------
-------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                     7,564,829                7,564,829
-------------------------------------------------------------------------------------------------------

RECEIPTS:
Owned Lease Payments                                        3,253,000                3,253,000
Securitization Collections / (Transfers) (a)                5,631,000                5,631,000
Return of Servicer Advances                                    89,000                   89,000
Customer & Operating Receipts (b)                           1,607,284                1,607,284
Other Receipts (c)                                          1,614,210                1,614,210
                                                          ---------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                             12,194,494               12,194,494
-------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                                      (922,000)                (922,000)
Benefits                                                     (150,000)                (150,000)
Building Costs                                               (114,000)                (114,000)
Equipment Costs                                               (99,000)                 (99,000)
Auto, Travel & Entertainment                                  (30,000)                 (30,000)
Outside Services                                              (30,000)                 (30,000)
Sales & Use Taxes                                            (555,000)                (555,000)
Debt Repayment to Banks (d)                                  (803,981)                (803,981)
Servicer Funding Disbursements (e)                         (1,015,337)              (1,015,337)
Payments on Behalf of Affiliates (f)                         (396,000)                (396,000)
Other Expense (g)                                            (144,344)                (144,344)

Professional Fees                                                   -                        -
U.S. Trustee Quarterly Fees                                         -                        -

                                                          ---------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                        (4,259,662)              (4,259,662)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NET CASH FLOW                                               7,934,832                7,934,832
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                          15,499,660               15,499,660
-------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
  FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
-------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                 (4,259,662)
   Transfers to Debtor in Possession Accounts                                                -
   Estate Disbursements Made By Outside Sources (i.e.
     from escrow accounts)                                                                   -
   Disbursements Related to Restricted Funds that are
     not Estate Expenses (e)                                                         1,015,337
   Payments on Behalf of Affiliates (f)                                                396,000
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
  QUARTERLY FEES                                                                    (2,848,325)
-------------------------------------------------------------------------------------------------------

(a) Collections are restricted funds.

(b) Primarily lease payments from international branch customers.

(c) Primarily $1.5 million IRS tax refund for operating accounts and currency revaluation for international accounts.

(d) Certain foreign banks directed DVI Financial Services Inc. foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

(e) Amounts reflect pass through of funds by DVI Financial Services Inc.

(f) Payments made for the benefit of DVI Business Credit Corporation (case # 03-12658) creditors. Will be reimbursed by affiliate.

(g) Generally consists of bank charges as well as office expenses.

                                                                        MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

BANK RECONCILIATIONS

                                                               ACCOUNTS                    CURRENT MONTH
                                              -------------------------------------------  -------------
                                               OPERATING   INTERNATIONAL (a)  LOCKBOX (b)     ACTUALS
                                              -------------------------------------------  -------------
--------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                        2,076,422      1,745,409        3,742,998      7,564,829
--------------------------------------------------------------------------------------------------------

RECEIPTS:
Owned Lease Payments                           3,253,000              -                -      3,253,000
Securitization Collections / (Transfers) (c)   5,631,000              -                -      5,631,000
Return of Servicer Advances                       89,000              -                -         89,000
Customer & Operating Receipts (d)                      -      1,607,284                -      1,607,284
Other Receipts (e)                             1,604,000         10,210                -      1,614,210

                                              ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                10,577,000      1,617,494                -     12,194,494
--------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                         (922,000)             -                -       (922,000)
Benefits                                        (150,000)             -                -       (150,000)
Building Costs                                  (114,000)             -                -       (114,000)
Equipment Costs                                  (99,000)             -                -        (99,000)
Auto, Travel & Entertainment                     (30,000)             -                -        (30,000)
Outside Services                                 (30,000)             -                -        (30,000)
Sales & Use Taxes                               (555,000)             -                -       (555,000)
Debt Repayment to Banks (f)                            -       (803,981)               -       (803,981)
Customer Contract Disbursements (g)                    -              -       (1,015,337)    (1,015,337)
Payments on Behalf of Affiliates (h)            (396,000)             -                -       (396,000)
Other Expense (i)                               (144,000)          (344)               -       (144,344)

Professional Fees                                      -              -                -              -
U.S. Trustee Quarterly Fees                            -              -                -              -

                                              ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                           (2,440,000)      (804,325)      (1,015,337)    (4,259,662)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET CASH FLOW                                  8,137,000        813,169       (1,015,337)     7,934,832
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CASH END OF MONTH                             10,213,422      2,558,577        2,727,661     15,499,660
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
BANK BALANCE                                  10,295,948      2,558,577        2,655,019     15,509,544
   Deposits in Transit                                 -              -           30,574         30,574
   Outstanding Checks                            (82,526)             -                -        (82,526)
   Other (j)                                           -              -           42,068         42,068
ADJUSTED BANK BALANCE                         10,213,422      2,558,577        2,727,661     15,499,660
--------------------------------------------------------------------------------------------------------

(a) Accounts for international branches of DVI Financial Services Inc.

(b) Cash account used for amounts received for Debtor owned contracts or funds belonging to securitizations. All funds are then passed through to the correct securitization lockbox or if the funds belong to the Debtor, they are transferred to the operating account.

(c) Collections are restricted funds.

(d) Primarily lease payments from international branch customers.

(e) Primarily $1.5 million IRS tax refund for operating accounts and currency revaluation for international accounts.

(f) Certain foreign banks directed DVI Financial Services Inc. foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

(g) Amounts reflect pass through of funds by DVI Financial Services Inc.

(h) Payments made for the benefit of DVI Business Credit Corporation (case # 03-12658) creditors. Will be reimbursed by affiliate.

(i) Generally consists of bank charges as well as office expenses.

(j) Primarily returned wires and checks.

                                                                        MOR - 1B

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                        Beginning         Amount                           Ending
                                           Tax          Withheld or         Amount           Tax
                                        Liability         Accrued            Paid         Liability
---------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------
Withholding                                      -         134,306          134,306               -
---------------------------------------------------------------------------------------------------
FICA-Employee                                    -          49,595           49,595               -
---------------------------------------------------------------------------------------------------
FICA-Employer (a)                           12,032          52,192           49,597          14,627
---------------------------------------------------------------------------------------------------
Unemployment                                     -              24               24               -
---------------------------------------------------------------------------------------------------
Income (b) (c)                          56,460,788      (2,554,000)      (4,277,380)     58,184,168
---------------------------------------------------------------------------------------------------
Other                                            -               -                -               -
---------------------------------------------------------------------------------------------------
    Total Federal Taxes                 56,472,820      (2,317,883)      (4,043,858)     58,198,795
---------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------
Withholding                                      -          27,041           27,041               -
---------------------------------------------------------------------------------------------------
Sales (a)                                3,363,711         368,725           71,367       3,661,069
---------------------------------------------------------------------------------------------------
Excise                                           -               -                -               -
---------------------------------------------------------------------------------------------------
Unemployment                                     -             271              271               -
---------------------------------------------------------------------------------------------------
Real Property                                    -               -                -               -
---------------------------------------------------------------------------------------------------
Personal Property                                -               -                -               -
---------------------------------------------------------------------------------------------------
Florida Doc Stamp                                -             521                -             521
---------------------------------------------------------------------------------------------------
Franchise                                        -               -                -               -
---------------------------------------------------------------------------------------------------
Other: Local Income Tax Withholding              -           6,229            6,229               -
---------------------------------------------------------------------------------------------------
    Total State and Local                3,363,711         402,787          104,908       3,661,590
---------------------------------------------------------------------------------------------------
TOTAL TAXES                             59,836,531      (1,915,096)      (3,938,950)     61,860,385
---------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

ACCOUNTS PAYABLE AGING         AMOUNT
--------------------------------------
Current                        248,311
--------------------------------------
0 - 30 days                          -
--------------------------------------
31 - 60 days                         -
--------------------------------------
61 - 90 days                         -
--------------------------------------
91+ days                             -
--------------------------------------
TOTAL ACCOUNTS PAYABLE         248,311
--------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

(b) Beginning balance represents deferred liabilities; refund of $1.5 million received during period.

(c) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. from subsidiaries.

                                                                           MOR-4

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                            ACCOUNTS RECEIVABLE AGING

------------------------------------------     ------------
ACCOUNTS RECEIVABLE AGING (a)                     AMOUNT
------------------------------------------     ------------
0 days old                                     308,568,283
------------------------------------------     -----------
1 - 30 days old                                205,336,244
------------------------------------------     -----------
31 - 60 days old                               109,442,852
------------------------------------------     -----------
61 - 90 days old                                54,696,526
------------------------------------------     -----------
91 - 120 days old                               30,402,148
------------------------------------------     -----------
+ Over 121 days                                 75,498,336
------------------------------------------     -----------
Total Accounts Receivable                      783,944,389
------------------------------------------     -----------
Amount considered uncollectible (Bad Debt)      (8,423,429)
------------------------------------------     -----------
Accounts Receivable (Net)                      775,520,960
------------------------------------------     -----------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------       ---------------
MUST BE COMPLETED EACH MONTH                                           YES       NO
----------------------------------------------------------------       ---------------
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?
   If yes, provide an explanation below.                                          X
----------------------------------------------------------------       ---------------
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                          X
----------------------------------------------------------------       ---------------
3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                 X
----------------------------------------------------------------       ---------------
4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?
   If no, provide an explanation below.                                 X
----------------------------------------------------------------       ---------------

--------------------------------------------------------------------------------

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(a) Only includes receivables assets that represent amounts due from customers, not items such as certain accurals required under FAS 140 that are not amounts due from customers.

                                                                           MOR 5

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period: 08/25/03 - 09/30/03

                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

  October 17, 2003                                /s/ Larry Arnold
__________________________                        ______________________________
          Date                                    Signature of Responsible Party
                                                  Larry Arnold